UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                        AMENDMENT NO. 1 TO CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                February 21, 2002



                            BURLINGTON RESOURCES INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                   1-9971                 91-1413284
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(State or other Jurisdiction       (Commission           (I.R.S. Employer
      of incorporation)            File Number)         Identification No.)


5051 Westheimer, Suite 1400, Houston, Texas                    77056
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: 713-624-9500
                                                    ----------------------------

                                EXPLANATORY NOTE

     This Amendment No. 1 to Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Burlington Resources Inc. on February 21, 2002 by replacing Exhibit 5.2, "Opinion of Stewart McKelvey Stirling Scales," filed thereto, with Exhibit 5.2, "Opinion of Stewart McKelvey Stirling Scales, as amended."


Item 7. Financial Statements and Exhibits

        Exhibit No.           Description
        -----------           -----------

          4.1* Form of Senior Debt Security Due 2007 of Burlington Resources
               Finance Company with Form of Guarantee of Burlington Resources
               Inc.

          5.1* Opinion of Cahill Gordon & Reindel.

          5.2  Opinion of Stewart McKelvey Stirling Scales, as amended.

          8.1* Opinion of White & Case LLP as to certain United States federal income tax matters.

          8.2* Opinion of Bennett Jones LLP as to certain Canadian federal income tax matters.

* Previously filed as an exhibit to the Current Report on Form 8-K filed by Burlington Resources Inc. on February 21, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BURLINGTON RESOURCES INC.


Date:  March 13, 2003         By:  /s/ Frederick J. Plaeger, II
                                   ---------------------------------------
                                   Name:   Frederick J. Plaeger, II
                                   Title:  Vice President and
                                           General Counsel

                                  EXHIBIT INDEX

        Exhibit No.           Description
        -----------           -----------

          4.1* Form of Senior Debt Security Due 2007 of Burlington Resources
               Finance Company with Form of Guarantee of Burlington Resources
               Inc.

          5.1* Opinion of Cahill Gordon & Reindel.

          5.2  Opinion of Stewart McKelvey Stirling Scales, as amended.

          8.1* Opinion of White & Case LLP as to certain United States federal income tax matters.

          8.2* Opinion of Bennett Jones LLP as to certain Canadian federal income tax matters.

* Previously filed as an exhibit to the Current Report on Form 8-K filed by Burlington Resources Inc. on February 21, 2002.